Exhibit 99.2

Party City Announces Private Exchange Offers and Consent Solicitations Relating to

Existing 6.125% Senior Notes due 2023 and 6.625% Senior Notes due 2026

and Committed Private Rights Offering as Part of Refinancing Transactions

ELMSFORD, N.Y., June 29, 2020 – Party City Holdco Inc. (the “Company” or “Holdco”) today announced the commencement of offers to exchange (the “Exchange Offers”) any and all of the outstanding $350,000,000 aggregate principal amount of existing unsecured 6.125% Senior Notes due 2023 (the “2023 Notes”) and $500,000,000 aggregate principal amount of existing unsecured 6.625% Senior Notes due 2026 (the “2026 Notes” and, together with the 2023 Notes, the “Existing Notes”) issued by its wholly-owned subsidiary Party City Holdings, Inc. (“Holdings”) for: (i) shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), representing up to 19.90% of the outstanding Common Stock at the Expiration Time, as defined below, (the “Exchange Shares”); (ii) 5.00% Cash/PIK / 5.00% PIK Senior Secured Second Lien Notes due 2026 (the “Second Lien Anagram Notes”) to be co-issued by Anagram Holdings, LLC, which is to be formed as a wholly owned subsidiary of Holdings (“Anagram LLC”), and Anagram International, Inc., an existing Minnesota corporation, which shall become a wholly owned subsidiary of Anagram LLC upon the consummation of the Refinancing Transactions (as defined below) (“Anagram” and, together with Anagram LLC, the “Anagram Issuers”); (iii) Floating Rate Senior Secured First Lien Notes due 2025 (the “First Lien Party City Notes”) to be issued by Holdings and (iv) a Subscription Right (as defined below).

Concurrently with the Exchange Offers, the Company commenced consent solicitations (the “Consent Solicitations”) whereby the Company is soliciting consents (“Consents”) from eligible holders to certain proposed amendments to the indentures governing the Existing Notes (the “Existing Indentures”) to, among other things: (i) allow for the issuance of the First Lien Anagram Notes (as defined below), the Second Lien Anagram Notes and the First Lien Party City Notes; (ii) allow for the issuance of the Exchange Shares; (iii) eliminate substantially all of the restrictive covenants and certain events of default and related provisions contained in the Existing Indentures; (iv) waive any related cross-defaults under the Existing Indentures; (v) release any guarantees provided by guarantors (or groups of guarantors) under the Existing Indentures that do not constitute Significant Subsidiaries (as defined in the Existing Indentures); (vi) prohibit the designation of any future guarantors under the Existing Indentures; and (vii) waive any requirement to use excess proceeds from any previous asset sales to make an offer to repurchase the Existing Notes under the asset sales covenant.

Concurrently with, and related to, the Exchange Offers and the Consent Solicitations, the Company is conducting a rights offering (the “Rights Offering”) in which certain eligible holders of Existing Notes will have the opportunity to purchase up to $41.5 million aggregate principal amount of First Lien Anagram Notes (the “Rights Offering Securities”). In the Rights Offering, subject to the terms and conditions set forth herein, each eligible holder of Existing Notes will have the right (the “Subscription Right”), but not the obligation, to subscribe for $48.82 aggregate principal amount of 10.00% Cash / 5.00% PIK Senior Secured First Lien Notes due 2025 (the “First Lien Anagram Notes”) to be issued by the Anagram Issuers, for each $1,000 principal amount of Existing Notes validly tendered in the Exchange Offers (such dollar amount, the “Purchase Price”). The Purchase Price for the Rights Offering Securities shall equal 100% of the principal amount of the First Lien Anagram Notes being purchased as Rights Offering Securities, or $1 for each $1 of the principal amount of Rights Offering Securities being purchased. Only eligible holders that validly tender (and do not validly withdraw) at least $5,121,000 aggregate principal amount of Existing Notes for exchange in the Exchange Offers prior to the Early Participation Time (as defined below) will be provided a Subscription Right; provided, however, that a Backstop Party (as defined below) may tender in any amount. As a result, the minimum Purchase Price of Rights Offering Securities for non-Backstop Parties will be $250,000.

On June 26, 2020, the Company entered into a backstop and private placement agreement (as amended, restated or otherwise modified in accordance with its terms, the “Backstop and Private Placement Agreement”) with certain backstop commitment parties (collectively, in such capacity, the “Backstop Parties”) and certain private placement commitment parties (collectively, in such capacity, the “Private Placement Parties”), whereby (i) the Backstop Parties have agreed, pursuant to the Exchange Offers, to validly tender all of their respective Existing Notes on or prior to the Early Participation Time and, pursuant to the Rights Offering, to fully subscribe and duly purchase all Rights Offering Securities such Backstop Parties are eligible to subscribe for on or prior to the Early Participation Time (the “Subscription Commitment”) and to additionally purchase any Rights Offering Securities that remain unpurchased on the Settlement Date (as defined below) of the Exchange Offers (the “Backstop Commitment” and, together with the Subscription Commitment, the “Funding Commitment”) and (ii) the Private Placement Parties have agreed to purchase $58.5 million aggregate principal amount of First Lien Anagram Notes on the Settlement Date (the “Private Placement Commitment”) in a private offering (the “Private Placement”).

The Exchange Offers, the Consent Solicitations, the Rights Offering and the Private Placement (collectively, the “Refinancing Transactions”) are consistent with the terms set forth in the previously announced Transaction Support Agreement (the “TSA”), dated May 28, 2020, as subsequently amended, by and among the Company, certain of its affiliates and certain holders of Existing Notes. As of June 26, 2020, the holders of Existing Notes that are party to the TSA (the “Consenting Noteholders”) collectively held approximately 64.5% aggregate principal amount of the outstanding Existing Notes, totaling approximately $548.4 million.

The following table sets forth the total consideration (the “Total Consideration”) per $1,000 principal amount of Existing Notes if validly tendered prior to or on the Early Participation Time and the exchange consideration (the “Exchange Consideration”) per $1,000 of Existing Notes if validly tendered after the Early Participation Time and accepted for exchange in the Exchange Offers:

Existing Notes to be Exchanged	CUSIP	Outstanding Aggregate Principal Amount (in millions)	Total Consideration Amount (per $1,000 Principal Amount of Existing Notes Tendered Prior to the Early Participation Time)(1)	Exchange Consideration Amount (per $1,000 Principal Amount of Existing Notes Tendered After the Early Participation Time)
6.125% Senior Notes due 2023	144A: 702150AC7 Regulation S: U70268AB0	$350.0	22.1481(2) shares of Common Stock, $117.65 principal amount of Second Lien Anagram Notes, $217.65 principal amount of First Lien Party City Notes and a Subscription Right(3)	22.1481(2) shares of Common Stock, $112.65 principal amount of Second Lien Anagram Notes and $212.65 principal amount of First Lien Party City Notes
6.625% Senior Notes due 2026	144A: 702150AD5 Regulation S: U70268AC8	$500.0	22.1481(2) shares of Common Stock, $117.65 principal amount of Second Lien Anagram Notes, $217.65 principal amount of First Lien Party City Notes and a Subscription Right(3)	22.1481(2) shares of Common Stock, $112.65 principal amount of Second Lien Anagram Notes and $212.65 principal amount of First Lien Party City Notes

(1)

Eligible holders of Existing Notes will only be eligible to receive the Total Consideration if they validly tender (and do not validly withdraw) their Existing Notes and deliver the related Consents at or prior to the Early Participation Time. The Total Consideration is inclusive of the Exchange Consideration.

(2)

Assuming all Existing Notes are tendered and accepted in the Exchange Offers at or prior to the Expiration Time, the maximum aggregate number of shares of Common Stock issuable in connection with the Exchange Offers would represent 19.90% of the number of shares of Common Stock outstanding as of June 25, 2020. If the aggregate number of outstanding shares of Common Stock increases prior to the Expiration Time, the number of shares of Common Stock constituting a portion of the Total Consideration and the Exchange Consideration, as applicable, shall be adjusted at the same rate at which such aggregate number of outstanding shares of Common Stock increases prior to the Expiration Time. Any such increase of this number of shares of Common Stock shall be promptly announced through a press release.

(3)

Only eligible holders that validly tender (and do not validly withdraw) at least $5,121,000 aggregate principal amount of Existing Notes for exchange in the Exchange Offers prior to the Early Participation Time will be provided a Subscription Right; provided, however, that a Backstop Party may tender in any amount. As a result, the minimum Purchase Price of Rights Offering Securities for non-Backstop Parties will be $250,000. A Subscription Right will entitle recipients to subscribe for $48.82 aggregate principal amount of Rights Offering Securities for each $1,000 principal amount of 2023 Notes validly tendered (and not validly withdrawn) in the Exchange Offers and for $48.82 aggregate principal amount of Rights Offering Securities for each $1,000 principal amount of 2026 Notes validly tendered (and not validly withdrawn) in the Exchange Offers.

In order to be eligible to receive the Total Consideration, eligible holders must validly tender (and not validly withdraw) their Existing Notes prior to 5:00 p.m., New York City time, on July 10, 2020 (the “Early Participation Time”). The Exchange Offers will expire at 11:59 p.m., New York City time, on July 24, 2020, unless extended or earlier terminated (the “Expiration Time”). Tendered Existing Notes may be validly withdrawn at any time prior to the Early Participation Time, but not thereafter. The settlement date for the Exchange Offers is expected to occur on or prior to the fourth business day following the Expiration Time (the “Settlement Date”). The Company may, but is not obligated to, at any time and from time to time following the Early Participation Time and prior to the Expiration Time, elect to provide for an “early settlement” with respect to any Existing Notes validly tendered for exchange (and not validly withdrawn) pursuant to the Exchange Offers on or prior to the Early Participation Time, provided that all conditions to the Exchange Offers have been satisfied or waived by us. If the Company exercises such right, such exercise shall be promptly announced through a press release, in which case we would expect the date of the Early Settlement to be on or prior to the fourth business day after the date of such announcement.

Under no circumstances will eligible holders of Existing Notes be entitled to receive any payment with respect to accrued and unpaid interest on Existing Notes tendered in the Exchange Offers. Holders of Existing Notes who do not tender for exchange or whose Existing Notes are not accepted for exchange in the Exchange Offers will continue to be paid interest according to the terms of their Existing Notes.

Consummation of the Exchange Offers and the Consent Solicitations is conditioned upon the satisfaction or waiver of the conditions set forth in a confidential offering memorandum (the “Offering Memorandum”). Such conditions include, among other things, (i) the valid tender and acceptance by us of at least 98% of the aggregate principal amount of Existing Notes in the Exchange Offers (the “Minimum Condition”); (ii) the substantially concurrent funding of $100.0 million of First Lien Anagram Notes pursuant to the Rights Offering, the Backstop Commitment and the Private Placement, as the case may be, including the satisfaction or waiver of all applicable conditions to funding contained in the Backstop and Private Placement Agreement; (iii) the receipt of the Consents, without such Consents being validly revoked, in respect of at least a majority of the outstanding principal amount of each series of Existing Notes and execution and delivery of the supplemental indentures to the Existing Indentures; (iv) the TSA being in full force and effect, and all conditions required therein to be satisfied being satisfied or waived in accordance with the terms specified therein; and (v) the execution and delivery of certain Intra-Company Agreements (as defined in the Offering Memorandum). We may waive or amend any of these or any other conditions in accordance with the TSA (including, with the approval of the Required Consenting Noteholders (as defined in the TSA), the Minimum Condition) or any other conditions to the consummation of the Exchange Offers without providing additional withdrawal rights.

Consummation of the Rights Offering is conditioned upon: (i) the valid exercise of applicable Subscription Rights by eligible holders participating in the Exchange Offers, the Consent Solicitations and the Rights Offering prior to the Early Participation Time, without any such exercise being revoked; (ii) the substantially concurrent consummation of the Exchange Offers and the Consent Solicitations; (iii) the substantially concurrent consummation of the Private Placement; and (iv) the substantially concurrent consummation of the purchase by the Backstop Parties of any and all Rights Offering Securities not subscribed and purchased in the Rights Offering.

Consummation of the Private Placement is conditioned upon, among other things, the consummation of the Exchange Offers, the Consent Solicitations and the Rights Offering, and subject to the terms of the Backstop and Private Placement Agreement.

The Company is making the Exchange Offers, the Consent Solicitations, and the Rights Offering only to eligible holders through, and pursuant to, the terms of the Offering Memorandum. None of the Company, the Consenting Noteholders, the financial advisors, the transaction agent, the existing trustee, the trustee and collateral trustees under the indentures governing the First Lien Anagram Notes, Second Lien Anagram Notes and First Lien Party City Notes or any of their respective affiliates takes any position or makes any recommendation as to whether or not eligible holders should tender their Existing Notes in the Exchange Offers, deliver Consents pursuant to the Consent Solicitations or participate in the Rights Offering, or whether or not the Private Placement Parties should participate in the Private Placement.

The Exchange Offers and the Consent Solicitations may not be consummated on the terms described in this press release or at all. The Company is obligated, subject to the terms and conditions set forth in the TSA, to consummate the Exchange Offers in accordance with the terms of the TSA. The complete terms and conditions of the Exchange Offers are set forth in the Offering Memorandum.

Only eligible holders may receive a copy of the Offering Memorandum and participate in the Exchange Offers, the Consent Solicitations and the Rights Offering. The Information and Exchange Agent for the Exchange Offers and the Subscription Agent for the Rights Offering is Epiq Corporate Restructuring, LLC (“Epiq”). Holders of Existing Notes wishing to certify that they are eligible holders in order to be eligible to receive a copy of the Offering Memorandum should contact Epiq by emailing Tabulation@epiqglobal.com and referencing “Party City” in the subject line to request an eligibility letter.

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Exchange Offers are being made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), have not been registered with the SEC and rely on exemptions under state securities laws.

The Exchange Offers and the Rights Offering are being made, and the Total Consideration and the Exchange Consideration, as applicable, are being offered, and will be issued only: (i) in the United States, to holders of Existing Notes who are (x) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or (y) institutional “accredited investors” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act and (ii) outside the United States, to holders of Existing Notes who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act. The holders of Existing Notes who are eligible to participate in the Exchange Offers and the Rights Offering pursuant to at least one of the foregoing conditions are referred to as “eligible holders.”

About Party City

Party City Holdco Inc. is the leading party goods company by revenue in North America and, we believe, the largest vertically integrated supplier of decorated party goods globally by revenue. The Company is a popular one-stop shopping destination for party supplies, balloons, and costumes. In addition to being a great retail brand, the Company is a global, world-class organization that combines state-of-the-art manufacturing and sourcing operations, and sophisticated wholesale operations complemented by a multi-channel retailing strategy and e-commerce retail operations. The Company is the leading player in its category, vertically integrated and unique in its breadth and depth. The Company designs, manufactures, sources and distributes party goods, including paper and plastic tableware, metallic and latex balloons, Halloween and other costumes, accessories, novelties, gifts and stationery throughout the world. The Company’s retail operations include approximately 850 specialty retail party supply stores (including franchise stores) throughout North America operating under the names Party City and Halloween City, and e-commerce websites, principally through the domain name PartyCity.com.

Forward-Looking Statements

This release includes statements that constitute “forward-looking statements” within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, such as statements regarding our future financial condition or results of operations, our prospects and strategies for future growth and the development and introduction of new products. In many cases you can identify forward-looking statements by terms such as “believes,” “anticipates,” “expects,” “targets,” “estimates,” “intends,” “will,” “may” or “plans” and similar expressions. These forward-looking statements reflect our current expectations and are based upon data available to us at the time the statements were made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations for reasons, among others, including (i) our ability to negotiate definitive documentation and close the Refinancing Transactions, (ii) the possibility that the Refinancing Transactions are delayed or do not close, including due to the failure to receive required participation by holders of the Existing Notes, the inability to obtain required financing, or the failure of other closing conditions, (iii) general financial or market conditions, (iv) the availability of alternative transactions, and (v) those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in the Company’s Annual Report on Form 10-K (“Annual Report”) and those factors described in the “Risk Factors” section and elsewhere in the Company’s Quarterly Report on Form 10-Q, both filed with the Securities and Exchange Commission (the “Commission”), as may be supplemented by other reports the Company files with the Commission. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management of the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. All forward-looking statements are qualified by these cautionary statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Investor Relations

Farah Soi / Rachel Schacter

ICR

203-682-8200

InvestorRelations@partycity.com

Media Relations

Leigh Parrish / Barrett Golden / Andrew Squire

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449